                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24
            REPORT OF INDEPENDENT AUDITORS      28
                DIVIDEND REINVESTMENT PLAN      29
    TRUST OFFICERS AND IMPORTANT ADDRESSES      31

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE
CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VIT
-----------------------------------------------------------------------
One-year total return based on market price(1)                4.08%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                        -5.63%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)    13.67%
-----------------------------------------------------------------------
Net asset value                                               $4.22
-----------------------------------------------------------------------
Closing common stock price                                   $4.125
-----------------------------------------------------------------------
One-year high common stock price (07/28/00)                  $5.875
-----------------------------------------------------------------------
One-year low common stock price (10/19/00)                   $3.750
-----------------------------------------------------------------------
Preferred share rate(4)                                       6.55%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of December 31, 2000
- BBB/Baa............   5.8%   [PIE CHART]
- BB/Ba..............  36.9%
- B/B................  54.8%
- CCC/Caa............   2.5%
As of December 31, 1999
- BBB/Baa............   4.5%   [PIE CHART]
- BB/Ba..............  36.2%
- B/B................  55.1%
- CCC/Caa............   4.2%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/00                                                                            0.0540
2/00                                                                            0.0540
3/00                                                                            0.0540
4/00                                                                            0.0540
5/00                                                                            0.0540
6/00                                                                            0.0515
7/00                                                                            0.0515
8/00                                                                            0.0515
9/00                                                                            0.0490
10/00                                                                           0.0490
11/00                                                                           0.0490
12/00                                                                           0.0470

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                     DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                                     -----------------                  -----------------
Printing, Publishing & Broadcasting                                        11.60                               8.80
Telecommunications                                                         11.50                              10.70
Oil & Gas                                                                  10.90                               7.70
Automobile                                                                  6.60                               6.90
Hotel, Motel, Inns & Gaming                                                 6.30                               4.30

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1990 through December 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/90                                                                      4.620                              4.125
                                                                           5.430                              5.375
                                                                           5.690                              5.625
                                                                           5.890                              6.250
12/91                                                                      5.920                              6.875
                                                                           6.320                              7.375
                                                                           6.340                              8.000
                                                                           6.430                              7.875
12/92                                                                      6.230                              7.250
                                                                           6.630                              8.000
                                                                           6.760                              8.375
                                                                           6.660                              8.375
12/93                                                                      6.740                              8.125
                                                                           6.330                              7.625
                                                                           6.060                              8.000
                                                                           5.850                              7.000
12/94                                                                      5.620                              5.500
                                                                           5.840                              6.125
                                                                           6.070                              6.625
                                                                           6.120                              6.375
12/95                                                                      6.190                              6.375
                                                                           6.160                              6.750
                                                                           6.050                              6.500
                                                                           6.200                              6.875
12/96                                                                      6.350                              6.750
                                                                           6.220                              6.750
                                                                           6.360                              7.313
                                                                           6.490                              7.313
12/97                                                                      6.470                              7.375
                                                                           6.530                              7.313
                                                                           6.440                              7.000
                                                                           5.890                              6.313
12/98                                                                      5.860                              6.375
                                                                           5.700                              6.438
                                                                           5.490                              6.375
                                                                           5.160                              5.938
12/99                                                                      5.100                              4.500
                                                                           4.840                              4.625
                                                                           4.750                              5.000
                                                                           4.680                              4.750
12/00                                                                      4.220                              4.125

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HIGH INCOME
TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST 12 MONTHS. THE TEAM IS LED BY PETER EHRET, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The year 2000 goes down as one
of the worst ever in the high-yield bond market. Returns were negative for the asset class overall this year, and high-yield securities significantly underperformed other fixed-income investments. Expectations of credit deterioration led to a decline in high-yield bond valuations, a trend that was exacerbated by investors taking money out of the market by redeeming shares of high-yield mutual funds. These mutual fund redemptions left insurance companies, pension funds, and other large institutional investors to pick up the investment slack, albeit at lower prices.

    Credit deterioration was an important theme in 2000, especially as default rates rose during the period. Typically, as the creditworthiness of an issuer deteriorates, the bond price falls, resulting in a higher yield to compensate investors for the higher risk. Defaults themselves are a lagging indicator of credit deterioration, as the price of a bond expected to default typically declines well before an actual default occurs.

    Credit risk continued to increase overall in 2000, although not for all companies or all industries. For example, credit problems grew significantly for telecommunications companies while decreasing generally for energy companies. Some of the sources of increased credit risk were lower underlying equity valuations reflecting the stock market's weak year and highly competitive conditions in many industries.

    On the bright side, the high-yield market ended 2000 on a relatively strong note. Bond returns in general for December were among the year's best, as investors came back to a market that many feel was oversold during the year's final quarter. In many cases, the prolonged sell-off in the high-yield market whittled bond prices down to sharp discounts and boosted yields to record levels (by some measures) compared to U.S. Treasury note yields.

    The trust continued to provide shareholders with an attractive level of income, despite the dividend reductions that were necessary to offset the rising cost of leverage. The trust's monthly dividend of $0.047 per share translates to a distribution rate of 13.67 percent based on the trust's closing market price on December 31, 2000.

    For the 12 months through December 31, 2000, the trust produced a total return of 4.08 percent based on market price. At the same time, the trust's market price decreased from $4.5000 per share on December 31, 1999, to $4.1250 per share on December 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current trust performance may vary from the figures shown. By comparison, the Chase High Yield Index posted a total return of -6.73 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of high yield securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE TRUST DURING THIS PERIOD?

A   In general, 2000 was a punishing
year for wrong calls on the credit quality of high-yield bonds. This market environment intensified our research and slowed our normal investment process, as we were especially thorough in evaluating the credit strength of available bonds. Nonetheless, our caution was appropriate and rewarded this year.

    Given the difficult year, the trust experienced a number of significant credit problems. One such situation involved Pillowtex, a U.S. manufacturer of textiles for the home and maker of brands such as Fieldcrest and Cannon. Pillowtex succumbed this year to competitive pressures and declared bankruptcy, defaulting on its high-yield bonds. We also saw major downdrafts in Laidlaw, a Canadian transportation company, and GS Technologies, a U.S. steel maker. But on balance, the trust's credit problems were less severe than the market trend.

    Also, the trust had the benefit of several positive credit developments, such as companies that were bought out or companies that tendered for their bonds at premiums. Examples include Repap New Brunswick, a paper company; Grupo Televisa, a Mexican telecommunications group; Biovail, a health-care concern; and Engle Homes, a homebuilder. Also, buy-out deals were announced for R&B Falcon, an energy services company; Musicland, a retailer; and Intermedia, a telecommunications company.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN POSITIONING THE PORTFOLIO?

A   Given the year's unfriendly market
environment, we focused on carefully monitoring the risk level of the portfolio. To this end, we continued to enhance the portfolio's diversification and made substantial progress in this regard despite market conditions. Throughout the period, we improved diversification both in the number of investments the trust owns, which now stands at 161, and in the range of industries represented.

    For example, we took profits from holdings in the chemical sector that had accumulated strong gains and diversified these assets into other market sectors. Chemical companies now represent about 5.2 percent of long term investments, down from 8.8 percent a year ago. On the other hand, we did maintain a concentration in the energy sector to take advantage of energy price increases that boosted profitability for many companies within the sector.

    We also added to the trust's allocation in the telecommunications industry. Although this industry developed significant problems in the second half of the year, we relied on our experienced credit analysts and extensive research to steer us toward bonds with the best relative value, looking for situations with the potential for attractive returns and limited downside.

    Another strategy involved using the trust's leveraged structure to enhance the return on some shorter-term securities we felt confident in from a credit perspective. This approach generally involved investing in the high-yield securities of larger, more established companies, such as Sweetheart Cup, JPS Automotive, Healthsouth, Meditrust, Triton Oil, and Grupo Iusacell. By doing so, the portfolio was able to lock in some attractive yield opportunities with a bit less volatility (as short-term securities generally tend to be less volatile than longer-term securities).

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   We anticipate further slowing in
the economy, prompting the Federal Reserve Board to ease short-term interest rates. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) If the economy weakens too much, however, a rough road could lie ahead, because a recessionary period would make it more difficult for companies to repay their high-yield debt.

    Still, we expect that many quality companies will continue to perform well, providing the potential for improved returns in the overall high-yield market. Default concerns are likely to remain, but, as a lagging indicator, their impact on high-yield bond prices may be limited, especially given how much credit risk has already been priced into the market.

    We will be watching the market and the economy closely over the next year for appropriate opportunities to take on additional risk and return potential, countering some of the conservative positioning that helped the trust during 2000. We want to do our best to position the trust to perform well in whatever market environment we encounter, including what might be a sustained high-yield rally made possible by severely depressed prices. The historically wide spreads between the yields of high-yield securities and Treasury securities suggest the potential for a high-yield rebound in the near term.

    Clearly, opportunities to invest in well-run, high-quality companies arise over time--even in the extremely difficult high-yield market we currently face. We will be looking to new areas for investment during 2001 as we continue to focus on adding value through our diligent research and prudent investment process.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

LEVERAGE: An investment strategy that involves using borrowed money to finance an investment. Leveraging involves certain risks, including the potential for increased volatility.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          CORPORATE BONDS  92.2%
          AEROSPACE & DEFENSE  2.2%
$1,700    Dyncorp...................................    9.500%  03/01/07   $  1,385,500
   940    Sequa Corp. ..............................    9.000   08/01/09        937,650
                                                                           ------------
                                                                              2,323,150
                                                                           ------------
          AUTOMOBILE  6.2%
 1,520    Aetna Industries, Inc. ...................   11.875   10/01/06        798,000
   450    Aftermarket Technology Corp. .............   12.000   08/01/04        429,750
   300    Cambridge Industries, Inc. (a) (b)........   10.250   07/15/07         61,500
 2,530    JPS Automotive Products Corp. ............   11.125   06/15/01      2,517,350
   570    Lear Corp. ...............................    7.960   05/15/05        541,500
 1,900    Lear Corp. ...............................    8.250   02/01/02      1,871,500
   140    Talon Automotive Group, Inc. (a)..........    9.625   05/01/08         22,400
   600    Venture Holdings Trust....................    9.500   07/01/05        252,000
   600    Venture Holdings Trust....................   12.000   06/01/09        180,000
                                                                           ------------
                                                                              6,674,000
                                                                           ------------
          BEVERAGE, FOOD & TOBACCO  3.7%
 1,035    Chiquita Brands International, Inc. ......   10.000   06/15/09        363,544
 1,100    Coca Cola Femsa S.A. (Mexico).............    8.950   11/01/06      1,119,250
   855    National Wine & Spirits, Inc. ............   10.125   01/15/09        735,300
 1,700    Pepsi Gemex S.A. (Mexico).................    9.750   03/30/04      1,742,500
                                                                           ------------
                                                                              3,960,594
                                                                           ------------
          BUILDINGS & REAL ESTATE  2.3%
   570    Beazer USA, Inc. .........................    9.000   03/01/04        551,475
   425    Hovnanian K Enterprises, Inc., 144A
          Private Placement (c).....................   10.500   10/01/07        391,000
   847    Intrawest Corp. (Canada)..................    9.750   08/15/08        855,470
   825    Webb (Del E.) Corp. ......................   10.250   02/15/10        710,531
                                                                           ------------
                                                                              2,508,476
                                                                           ------------
          CHEMICAL  4.9%
   735    Agriculture Minerals & Chemicals, Inc. ...   10.750   09/30/03        477,750
   850    Equistar Chemicals L.P. ..................    8.500   02/15/04        833,000
   165    Hercules, Inc., 144A Private Placement
          (c).......................................   11.125   11/15/07        163,350
 2,891    Huntsman Polymers Corp. ..................   11.750   12/01/04      2,413,985

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          CHEMICAL (CONTINUED)
$1,579    ISP Holdings, Inc. .......................    9.750%  02/15/02   $  1,310,570
   230    Pioneer Americas Acquisition Corp. (a)....    9.250   06/15/07         48,300
                                                                           ------------
                                                                              5,246,955
                                                                           ------------
          CONTAINERS, PACKAGING & GLASS  1.9%
   850    Fonda Group, Inc. ........................    9.500   03/01/07        667,250
 1,400    Radnor Holdings Corp. ....................   10.000   12/01/03      1,176,000
   275    Sweetheart Cup, Inc. .....................   10.500   09/01/03        242,000
                                                                           ------------
                                                                              2,085,250
                                                                           ------------
          DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.7%
 1,350    Communications & Power Industries,
          Inc.,.....................................   12.000   08/01/05        945,000
   855    Pacifica Papers, Inc. (Canada)............   10.000   03/15/09        852,862
                                                                           ------------
                                                                              1,797,862
                                                                           ------------
          ELECTRONICS  0.9%
   850    Flextronics International Ltd.
          (Singapore)...............................    8.750   10/15/07        820,250
   340    Globix Corp. .............................   12.500   02/01/10        142,800
                                                                           ------------
                                                                                963,050
                                                                           ------------
          FINANCE  4.0%
   880    Americredit Corp. ........................    9.250   02/01/04        849,200
   310    Banco Nacional de Comercio Exterior
          (Mexico)..................................    7.250   02/02/04        300,700
   385    Labranche & Co., Inc. ....................   12.000   03/02/07        406,175
   280    Madison River Capital LLC.................   13.250   03/01/10        184,800
   590    Port Arthur Finance Corp. ................   12.500   01/15/09        587,050
 2,000    Vicap S.A. (Mexico).......................   10.250   05/15/02      1,940,000
                                                                           ------------
                                                                              4,267,925
                                                                           ------------
          GROCERY  4.6%
 1,160    Disco S.A. (Argentina)....................    9.125   05/15/03      1,055,600
 1,550    Fleming Cos., Inc. .......................   10.500   12/01/04      1,255,500
   950    Fleming Cos., Inc. .......................   10.625   12/15/01        926,250
 1,570    Jitney Jungle Stores America, Inc.
          (a)(b)....................................   12.000   03/01/06         19,625
 1,845    Pantry, Inc. .............................   10.250   10/15/07      1,734,300
                                                                           ------------
                                                                              4,991,275
                                                                           ------------
          HEALTHCARE  3.0%
   650    Fisher Scientific International, Inc. ....    7.125   12/15/05        588,250
   930    Fresenius Medical Care Capital Trust......    9.000   12/01/06        897,450
 1,150    Tenet Healthcare Corp. ...................    8.000   01/15/05      1,167,250
   570    Tenet Healthcare Corp. ...................    8.625   12/01/03        584,250
                                                                           ------------
                                                                              3,237,200
                                                                           ------------
          HOTEL, MOTEL, INNS & GAMING  5.8%
   260    Agrosy Gaming Co. ........................   10.750   06/01/09        271,700
   540    Booth Creek Ski Holdings, Inc. ...........   12.500   03/15/07        399,600

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          HOTEL, MOTEL, INNS & GAMING (CONTINUED)
$  848    Boyd Gaming Corp. ........................    9.250%  10/01/03   $    826,800
   275    Circus Circus Enterprises, Inc. ..........    6.450   02/01/06        254,375
   570    Harvey's Casino Resorts...................   10.625   06/01/06        598,500
   140    Horseshoe Gaming LLC......................    8.625   05/15/09        135,450
   320    Majestic Star Casino LLC..................   10.875   07/01/06        283,200
   570    Mandalay Resort Groups....................    9.500   08/01/08        572,850
   355    Mandalay Resort Groups....................   10.250   08/01/07        354,112
   280    MGM Grand, Inc. ..........................    9.750   06/01/07        294,000
 1,400    Mohegan Tribal Gaming Authority...........    8.125   01/01/06      1,403,500
   490    Park Place Entertainment Corp. ...........    7.875   12/15/05        483,262
   425    Park Place Entertainment Corp. ...........    8.875   09/15/08        431,375
                                                                           ------------
                                                                              6,308,724
                                                                           ------------
          LEISURE/ENTERTAINMENT  1.1%
 1,195    Selmer, Inc. .............................   11.000   05/15/05      1,212,925
                                                                           ------------

          MINING, STEEL, IRON & NON-PRECIOUS METAL  2.9%
 1,100    GS Technologies Operating, Inc. ..........   12.250   10/01/05         93,500
 1,925    Kaiser Aluminum & Chemical Corp. .........    9.875   02/15/02      1,790,250
   210    Renco Steel Holdings, Inc. ...............   10.875   02/01/05         85,050
 1,590    WCI Steel, Inc. ..........................   10.000   12/01/04      1,208,400
                                                                           ------------
                                                                              3,177,200
                                                                           ------------
          OIL & GAS  10.1%
   990    Benton Oil & Gas, Inc. ...................   11.625   05/01/03        693,000
   570    Chesapeake Energy, Inc. ..................    7.875   03/15/04        561,450
   280    Cliffs Drilling Co. ......................   10.250   05/15/03        288,400
 1,140    Frontier Oil Corp. .......................   11.750   11/15/09      1,148,550
   425    Giant Industries, Inc. ...................    9.000   09/01/07        386,750
 2,232    Giant Industries, Inc. ...................    9.750   11/15/03      2,209,680
   185    Grant Prideco, Inc., 144A Private
          Placement (c).............................    9.625   12/01/07        191,012
 2,335    KCS Energy, Inc. (a) (b)..................   11.000   01/15/03      2,521,800
   575    Petroleos Mexicanos (Mexico)..............    8.407   07/15/05        577,875
 1,000    Pride Petroleum Services, Inc. ...........    9.375   05/01/07      1,035,000
   570    R & B Falcon Corp. .......................    6.500   04/15/03        552,900
   685    R & B Falcon Corp. .......................    9.500   12/15/08        753,500
                                                                           ------------
                                                                             10,919,917
                                                                           ------------
          PAPER  0.8%
   825    Repap New Brunswick, Inc. ................    9.000   06/01/04        858,000
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          PRINTING, PUBLISHING & BROADCASTING  10.8%
$1,400    Adelphia Communications Corp. ............    9.250%  10/01/02   $  1,368,500
   570    Century Communications Corp. .............    9.750   02/15/02        568,575
   850    Charter Communication Holdings LLC........    8.250   04/01/07        777,750
   200    Classic Cable, Inc. ......................    9.375   08/01/09         92,000
   630    CSC Holdings, Inc. .......................   10.500   05/15/16        686,700
   975    EchoStar Communications Corp. ............    9.250   02/01/06        948,188
 1,000    International Cabletel, Inc. (d).......... 0/12.750   04/15/05        950,000
 1,300    James Cable Partners L.P. ................   10.750   08/15/04        819,000
 1,500    K-III Communications Corp. ...............   10.250   06/01/04      1,500,000
   325    Northland Cable Television, Inc. .........   10.250   11/15/07        221,000
   570    Price Communications Wireless, Inc. ......    9.125   12/15/06        575,700
   425    Sinclair Broadcast Group, Inc. ...........   10.000   09/30/05        416,500
 1,140    Telewest PLC (United Kingdom).............    9.625   10/01/06        988,950
   570    United Pan Europe Communications
          (Netherlands).............................   10.875   08/01/09        369,075
   455    United Pan Europe Communications
          (Netherlands).............................   11.250   02/01/10        298,025
   950    Young Broadcasting, Inc. .................   11.750   11/15/04        964,250
   165    Ziff Davis Media, Inc., 144A Private
          Placement (c).............................   12.000   07/15/10        132,000
                                                                           ------------
                                                                             11,676,213
                                                                           ------------
          PRODUCER MANUFACTURING  2.1%
   200    Associated Materials, Inc. ...............    9.250   03/01/08        192,000
   635    Cemex S.A., 144A Private Placement
          (Mexico) (c)..............................    8.625   07/18/03        638,969
   595    Numatics, Inc. ...........................    9.625   04/01/08        368,900
 1,130    Playtex Family Products Corp. ............    9.000   12/15/03      1,084,800
                                                                           ------------
                                                                              2,284,669
                                                                           ------------
          RETAIL  3.3%
   210    Big 5 Corp. ..............................   10.875   11/15/07        186,900
   600    Community Distributors, Inc. .............   10.250   10/15/04        468,000
   500    Hosiery Corp. of America, Inc. ...........   13.750   08/01/02        452,500
   340    K Mart Corp. .............................    8.375   12/01/04        304,300
   235    Musicland Group, Inc. ....................    9.000   06/15/03        231,475
   825    Musicland Group, Inc. ....................    9.875   03/15/08        833,250
   710    Polaroid Corp. ...........................    6.750   01/15/02        546,700
   710    Saks, Inc. ...............................    7.000   07/15/04        514,750
                                                                           ------------
                                                                              3,537,875
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          TECHNOLOGY  0.8%
$  280    Exodus Communications, Inc., 144A Private
          Placement (c).............................   11.625%  07/15/10   $    253,400
   630    PSI Net, Inc. ............................   10.500   12/01/06        176,400
   425    Tektronix, Inc. ..........................    7.625   08/15/02        425,531
                                                                           ------------
                                                                                855,331
                                                                           ------------
          TELECOMMUNICATIONS  10.7%
   610    Airgate PCS, Inc. (d)..................... 0/13.500   10/01/09        356,850
   245    Alamosa Holdings, Inc. (d)................ 0/12.875   02/15/10        118,825
   570    Asia Global, 144A Private Placement (c)...   13.380   10/15/10        493,050
   850    Filtronic PLC (United Kingdom)............   10.000   12/01/05        654,500
   570    Focal Communications......................   11.875   01/15/10        399,000
   850    Frontier Corp. ...........................    6.000   10/15/03        760,750
 1,035    Global Crossing Holdings Ltd. (Bermuda)...    9.125   11/15/06        993,600
   560    Grupo Iusacell S.A. (Mexico) .............   10.000   07/15/04        548,800
 1,260    GT Group Telecom, Inc. (Canada) (d)....... 0/13.250   02/01/10        414,225
 1,230    Intermedia Communications, Inc. ..........    8.600   06/01/08        867,150
   250    Intermedia Communications, Inc. ..........    8.875   11/01/07        176,250
   570    IPCS, Inc., 144A Private Placement (c)
          (d)....................................... 0/14.000   07/15/10        228,000
 1,160    Metromedia Fiber Network, Inc. ...........   10.000   12/15/09        997,600
   280    MGC Communications, Inc. .................   13.000   10/01/04        141,400
 1,105    Nextel Communications, Inc. ..............    9.375   11/15/09      1,038,700
   570    Nextlink Communications, Inc. ............    9.625   10/01/07        450,300
   600    Nextlink Communications, Inc. ............   10.500   12/01/09        480,000
   175    Philippine Long Distance Telephone
          (Philippines).............................   10.500   04/15/09        146,195
   280    Philippine Long Distance Telephone
          (Philippines).............................   10.625   06/02/04        268,296
   280    Pinnacle Holdings, Inc. (d)............... 0/10.000   03/15/08        151,200
   425    Rural Cellular Corp. .....................    9.625   05/15/08        397,375
   425    Spectrasite Holdings, Inc., 144A-Private
          Placement (c).............................   12.500   11/15/10        423,938
   280    Telecorp PCS, Inc. .......................   10.625   07/15/10        285,250
   220    US Unwired, Inc. (d)...................... 0/13.375   11/01/09        100,100
   750    Williams Communications Group, Inc. ......   11.700   08/01/08        596,250
                                                                           ------------
                                                                             11,487,604
                                                                           ------------
          TEXTILES  1.6%
   285    Anvil Knitwear, Inc. .....................   10.875   03/15/07        245,100
 1,075    Dan River, Inc. ..........................   10.125   12/15/03        849,250
 1,905    Pillowtex Corp. (a) (b)...................   10.000   11/15/06        114,300

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                    DESCRIPTION                  COUPON    MATURITY      VALUE
          TEXTILES (CONTINUED)
$  550    Scovill Fasteners, Inc. ..................   11.250%  11/30/07   $    261,250
   280    Supreme International, Inc. ..............   12.250   04/01/06        231,000
                                                                           ------------
                                                                              1,700,900
                                                                           ------------
          TRANSPORTATION  3.5%
   845    Cenargo International PLC (United
          Kingdom)..................................    9.750   06/15/08        663,325
 2,070    Greyhound Lines, Inc. ....................   11.500   04/15/07      1,521,450
   309    International Shipholding Corp. ..........    9.000   07/01/03        309,773
   850    Laidlaw, Inc. (Canada) (a)................    7.700   08/15/02        238,000
   567    Northwest Airlines Corp. .................    8.375   03/15/04        544,320
   570    Stena AB (Sweden).........................   10.500   12/15/05        515,850
                                                                           ------------
                                                                              3,792,718
                                                                           ------------
          UTILITIES  3.3%
   425    AES Corp. ................................    8.750   12/15/02        427,125
 1,475    AES Corp. ................................    9.500   06/01/09      1,519,250
   570    AES Drax Energy Ltd., 144A Private
          Placement (c).............................   11.500   08/30/10        601,350
   570    Calpine Corp. ............................    8.625   08/15/10        589,950
   425    Calpine Corp. ............................    9.250   02/01/04        423,938
                                                                           ------------
                                                                              3,561,613
                                                                           ------------

TOTAL CORPORATE BONDS 92.2%.............................................     99,429,426
                                                                           ------------
          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATION  0.4%
   450    United Mexican States (Mexico)............    9.875   02/01/10        484,987
                                                                           ------------
EQUITIES  0.6%
Decisionone Corp. (3,033 common shares) (e).............................             44
Decisionone Corp. (6,670 common stock warrants) (e).....................          6,501
GT Group Telecom, Inc. (1,260 common stock warrants) 144A Private
  Placement (c)(e)......................................................         46,148
Hosiery Corp of America, Inc. (500 common shares) (e)...................         20,250
Intermedia Communications, Inc. (2,241 common shares) (e)...............         16,107
IPCS, Inc. (570 common stock warrants) 144A Private Placement (c) (e)...         14,250
NTL, Inc. (1,622 common stock warrants) 144A Private Placement (c)
(e).....................................................................         30,750
Pathmark Stores, Inc (30,674 common shares) (e).........................        506,121
Star Gas Partners L.P. (264 limited partnership units)..................          4,620
                                                                           ------------

TOTAL EQUITIES..........................................................        644,791
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000

                                                                              MARKET
                    DESCRIPTION                                               VALUE
TOTAL LONG-TERM INVESTMENTS  93.2%
  (Cost $119,159,319)...................................................   $100,559,204

REPURCHASE AGREEMENT  4.7%
State Street Bank and Trust (Collateralized by U.S. Treasury Bill,
  $5,050,000 par, 7.50% coupon due 11/15/01, dated 12/29/00, to be sold
  on 01/02/01 at $5,077,354) (Cost $5,074,000)..........................      5,074,000
                                                                           ------------

TOTAL INVESTMENTS  97.9%
  (Cost $124,233,319)...................................................    105,633,204
OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%.............................      2,227,493
                                                                           ------------

NET ASSETS  100.0%......................................................   $107,860,697
                                                                           ============

(a) Non-income producing security, as security is in default.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(e) Non-income producing security.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $124,233,319).......................  $105,633,204
Interest Receivable.........................................     2,685,127
Other.......................................................         2,866
                                                              ------------
    Total Assets............................................   108,321,197
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions--Preferred Shares....................       172,846
  Investment Advisory Fee...................................        60,405
  Preferred Share Maintenance...............................        30,243
  Custodian Bank............................................        10,464
  Affiliates................................................           681
Trustees' Deferred Compensation and Retirement Plans........       110,514
Accrued Expenses............................................        75,347
                                                              ------------
    Total Liabilities.......................................       460,500
                                                              ------------
NET ASSETS..................................................  $107,860,697
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 1,000,000 shares
  authorized, 500 outstanding with liquidation preference of
  $100,000 per share).......................................  $ 50,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 13,710,760 shares issued and
  outstanding)..............................................       137,108
Paid in Surplus.............................................    87,043,519
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (746,701)
Accumulated Net Realized Loss...............................    (9,973,114)
Net Unrealized Depreciation.................................   (18,600,115)
                                                              ------------
    Net Assets Applicable to Common Shares..................    57,860,697
                                                              ------------
NET ASSETS..................................................  $107,860,697
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($57,860,697 divided by
  13,710,760 shares outstanding)............................  $       4.22
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $179).........  $ 12,766,604
Dividends...................................................           607
Other.......................................................       179,887
                                                              ------------
    Total Income............................................    12,947,098
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       895,445
Preferred Share Maintenance.................................       154,552
Legal.......................................................        16,943
Custody.....................................................        16,154
Trustees' Fees and Related Expenses.........................        10,901
Other.......................................................       169,141
                                                              ------------
    Total Expenses..........................................     1,263,136
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 11,683,962
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (4,566,933)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (11,451,630)
  End of the Period.........................................   (18,600,115)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (7,148,485)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(11,715,418)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $    (31,456)
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 11,683,962         $ 11,998,822
Net Realized Loss................................     (4,566,933)          (3,180,995)
Net Unrealized Depreciation During the Period....     (7,148,485)          (7,082,853)
                                                    ------------         ------------
Change in Net Assets from Operations.............        (31,456)           1,734,974
                                                    ------------         ------------
Distributions from and in Excess of Net
  Investment Income:
  Common Shares..................................     (8,318,168)          (9,158,353)
  Preferred Shares...............................     (3,603,414)          (3,006,220)
Return of Capital Distributions--Common Shares...       (161,205)                 -0-
                                                    ------------         ------------
Total Distributions..............................    (12,082,787)         (12,164,573)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (12,114,243)         (10,429,599)
FROM CAPITAL TRANSACTIONS:
Redemption of Preferred Shares...................     (8,800,000)                 -0-
                                                    ------------         ------------
TOTAL DECREASE IN NET ASSETS.....................    (20,914,243)         (10,429,599)
NET ASSETS:
Beginning of the Period..........................    128,774,940          139,204,539
                                                    ------------         ------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $746,701 and $380,691,
  respectively)..................................   $107,860,697         $128,774,940
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          ------------------------------
                                                           2000        1999        1998
                                                          ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............    $ 5.10      $ 5.86      $ 6.47
                                                          ------      ------      ------
  Net Investment Income...............................       .85         .88         .91
  Net Realized and Unrealized Gain/Loss...............      (.85)       (.75)       (.58)
                                                          ------      ------      ------
Total from Investment Operations......................       -0-         .13         .33
                                                          ------      ------      ------
Less:
  Distributions from and in Excess of Net Investment
    Income:
    Paid to Common Shareholders.......................       .61         .67         .70
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................       .26         .22         .24
  Return of Capital Distributions Paid to Common
    Shareholders......................................       .01         -0-         -0-
                                                          ------      ------      ------
Total Distributions...................................       .88         .89         .94
                                                          ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD....................    $ 4.22      $ 5.10      $ 5.86
                                                          ======      ======      ======

Market Price Per Share at End of the Period...........    $4.125      $4.500      $6.375
Total Investment Return at Market Price (a)...........     4.08%      -21.20%     -4.33%
Total Return at Net Asset Value (b)...................    -5.63%      -1.60%       1.35%
Net Assets at End of the Period (In millions).........    $107.9      $128.8      $139.2
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares**.....................................     1.95%       1.92%       1.85%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c).....................    12.48%      12.09%      10.77%
Portfolio Turnover....................................       62%         57%         65%
** Ratio of Expenses to Average Net Assets Including
   Preferred Shares...................................     1.04%       1.07%       1.09%

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

YEAR ENDED DECEMBER 31
------------------------------------------------------------------
      1997     1996     1995     1994      1993     1992     1991
------------------------------------------------------------------
     $ 6.35   $ 6.19   $ 5.62   $  6.74   $ 6.23   $ 5.92   $ 4.60
     ------   ------   ------   -------   ------   ------   ------
        .93      .94      .98      1.00     1.11     1.21     1.15
        .13      .15      .54      (.98)     .53      .17     1.28
     ------   ------   ------   -------   ------   ------   ------
       1.06     1.09     1.52       .02     1.64     1.38     2.43
     ------   ------   ------   -------   ------   ------   ------
        .70      .70      .70       .95      .99      .91      .84
        .24      .23      .25       .19      .14      .16      .27
        -0-      -0-      -0-       -0-      -0-      -0-      -0-
     ------   ------   ------   -------   ------   ------   ------
        .94      .93      .95      1.14     1.13     1.07     1.11
     ------   ------   ------   -------   ------   ------   ------
     $ 6.47   $ 6.35   $ 6.19   $  5.62   $ 6.74   $ 6.23   $ 5.92
     ======   ======   ======   =======   ======   ======   ======

     $7.375   $6.750   $6.375   $ 5.500   $8.125   $7.250   $6.875
     20.29%   17.34%   29.17%   -23.22%   26.12%   18.67%   92.24%
     13.69%   14.86%   23.70%    -2.54%   25.46%   21.36%   48.77%
     $147.5   $145.8   $143.6   $ 135.9   $151.1   $144.2   $140.0
      1.76%    1.87%    1.92%     1.96%    1.72%    1.87%    2.51%
     10.90%   11.58%   12.16%    13.31%   14.66%   16.48%   15.86%
       102%      92%     119%      110%      99%     109%      78%
      1.05%    1.11%    1.12%     1.16%    1.04%    1.11%    1.42%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed income securities, or non-rated securities of comparable quality. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Trust investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Discounts are accreted over the expected life of each applicable security.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not amortize premiums on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will increase accumulated distributions in excess of net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Trust has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Trust had an accumulated capital loss carry forward for tax purposes of $9,094,182 which expires between December 31, 2002 and December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $124,397,739; the aggregate gross unrealized appreciation is $1,306,213 and the aggregate gross unrealized depreciation is $20,070,748, resulting in net unrealized depreciation on long- and short-term investments of $18,764,535.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent differences of $161,205 relating to return of capital distributions were reclassified from accumulated distributions in excess of net investment income to capital, and $128,390 relating to fee income received from tender offers was reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust. This fee was reduced from .75% to .70% of the average daily net assets of the Trust effective September 1, 2000.

    For the year ended December 31, 2000, the Trust recognized expenses of approximately $7,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2000, the Trust recognized expenses of approximately $21,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $68,624,522 and $74,129,730, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 500 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on December 31, 2000, was 6.55%. During the year ended December 31, 2000, the rates ranged from 5.42% to 6.55%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense. The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

    On October 18, 2000, the Trust redeemed 88 shares of its Auction Market Preferred Shares with a liquidation value of $100,000 per share.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen High Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to December 31, 2000 were audited by other auditors whose report, dated February 4, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Trust's custodian, and through the performance of other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 16, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE

    If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd.
          Houston, TX 77056
        Attn: Closed-End Funds

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer
   and Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.